SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):     May  24,  2001


                           Community West Bancshares
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         California                  000-23575                  77-0446957
----------------------------     ------------------     ------------------------

(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)             Identification Number)


      445 Pine Avenue, Goleta, California,                        93117
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


                                 (805) 692-1862
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS.

     Attached hereto as Exhibit 99.5 and incorporated by reference herein are a presentation and review of the Registrant's fiscal year 2000 and strategic directions for 2001.




ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits

The  following  exhibit  is  filed as a part of this Current Report on Form 8-K:

Exhibit  No.     Description
------------     ---------------------------------------------------------------

     99.5        Community  West  Bancshares  presents  Year  2000  in  Review


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May  24,  2001              COMMUNITY  WEST  BANCSHARES

                                             By:     /s/  Lynda  Pullon  Radke
                                                     -------------------------
                                                     Lynda  Pullon  Radke
                                                     Senior  Vice  President and
                                                     Chief  Financial  Officer